Dear Shareholders:

During the 12 months ended October 31, 1995, the Trust continued to maintain a distribution rate of 11% based on its original New York Stock Exchange offering price of $15.00 per share. These distributions were paid through a combination of income earned from dividends, bond coupon payments, paid-in capital and short-term capital gains. (Approximately 27% of the Trust's total distributions during the fiscal year has been a return of capital.) During the past 12 months, the market price of the Trust on the New York Stock Exchange has traded at a premium to its net asset value, which has ranged between 6.6% and 22.0%. On October 31, 1995, shares were trading at an 18.5% premium, based on the stock market price of $16.50 and the net asset value of $13.93.

Economic Outlook

Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates

Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market

After some volatility late in the third quarter, the stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation -- an enemy of long-term equity valuations -- is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, should justify current market valuations.

Portfolio Performance and Strategy

As of October 31, 1995, 83% of the Trust's assets was invested in equities, 16% in distressed and high-yield corporate bonds, and the balance in cash and cash equivalents. We intend to maintain our opportunistic style of investing and will seek investments in any markets or securities which we believe offer unusually attractive risk-adjusted returns. Although the high-yield bond market continues to offer selective opportunities, the focus of our attention over the last year has been on equities. Given the strong economy over the last year and the subsequent low default rates, there were very few high-yield and distressed-bond opportunities which presented attractive returns. However, we believe that as the economy slows, there will be a growing number of opportunities over the coming year, given the sizeable issuance of high-yield bonds over the last few years.

The Trust has benefited from significant appreciation of many companies that have emerged from bankruptcy or financial restructurings, such as Harvard Industries, Insilco, and National Convenience Stores. Very little of the gains were achieved through technology, an area which performed strongly in the equity market this past year.

Looking ahead, we will continue to look for companies that are "turnaround" candidates, i.e., companies whose value and earnings potential has been underestimated by the market, and we will continue our disciplined strategy of value investing while waiting for further opportunities over the coming year.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,
/s/A. Keith Brodkin
A. Keith Brodkin
Chairman and President

/s/Robert J. Manning
Robert J. Manning
Portfolio Manager

November 10, 1995

Dividend Reinvestment and
Cash Purchase Plan

The Trust offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions or only the long-term capital gains paid by the Trust. Unless the shares are trading at a premium (exceeding net asset value), purchases are made at the market price. Otherwise, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares of the Trust. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions, if any. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan or to receive a brochure providing a complete description of the Plan, please contact the Plan agent at the address and telephone number located on the back cover of this report. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFV.

Number of Shareholders

As of October 31, 1995, our records indicate that there are 1,346 registered shareholders and approximately 6,900 shareholders owning Trust shares in "street" name, such as through brokers, banks and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

 State Street Bank and Trust Company
 P.O. Box 8200
 Boston, MA 02266-8200
 1-800-637-2304

Performance Summary
(For the year ended October 31, 1995)

Net Asset Value Per Share
October 31, 1994                                  $ 13.40
October 31, 1995                                  $ 13.93
New York Stock Exchange Price
October 31, 1994                                  $14.875
December 15, 1994 (low)*                          $13.125
September 22, 1995 (high)*                        $16.750
October 31, 1995                                  $16.500

*For the period November 1, 1994 through October 31, 1995.

Federal Income Tax Information
on Distributions
(For the year ended October 31, 1995)

The Trust has designated $2,644,891 as a long-term capital gain distribution for tax purposes.

Distributions eligible for the 70% dividends-received deduction for corporations 5.55%

Tax Form Summary

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

Investment Objective and Policy

MFS(R) Special Value Trust's investment objective is to maintain an annual distribution rate of 11%, based on the original offering price, while seeking opportunities for capital appreciation.

As opportunities arise in the marketplace, the Trust may invest in securities that the Trust believes represent uncommon value by having the potential for significant capital appreciation over a period of 12 months or longer. The issuers of these securities may include companies out of favor in the marketplace, or in out-of-favor industries, and over-leveraged companies with promising longer term prospects. Some of these companies may also be experiencing financial or operating difficulties.

Results of Shareholder Meeting

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 26, 1995, the following actions were taken:

Item 1. The election of Marshall N. Cohan, The Hon. Sir J. David Gibbons and Walter E. Robb, III as Trustees of the Trust.

                                               Number of Shares
Nominee                                      For         Withhold Authority
--------------------------------       -------------     -------------------
Marshall N. Cohan                     5,425,919.2430     82,178.0890
The Hon. Sir J. David Gibbons         5,426,100.2430     81,997.0890
Walter E. Robb, III                   5,432,240.4620     75,856.8700

Trustees continuing in office who were not subject to re-election at this meeting are Richard B. Bailey, A. Keith Brodkin, Lawrence H. Cohn, M.D., Abby
M. O'Neill, Arnold D. Scott, Jeffrey L. Shames, J. Dale Sherratt and Ward
Smith.

Item 2. The ratification of the selection of Ernst & Young LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1996.

                 Number of Shares
                -----------------
       For      5,392,865.5070
   Against         14,644.5160
   Abstain        100,587.3090

Portfolio of Investments -- October 31, 1995

Common Stocks and Warrants -- 81.1%

 Issuer                                           Shares        Value
U.S. Stocks -- 78.6%
Agricultural Products -- 2.5%
AGCO Corp.                                         25,000     $1,118,750
Case Corp.                                         25,000        953,125
                                                               -----------
                                                              $2,071,875
                                                               -----------
Airlines -- 1.4%
Midwest Express Holdings*                          26,200     $  658,275
Southwest Airlines Co.                             25,000        500,000
                                                               -----------
                                                              $1,158,275
                                                               -----------
Automotive -- 6.7%
General Motors Corp.                               14,900     $  651,875
Harvard Industries, Inc., "B"*                    180,000      4,972,500
                                                               -----------
                                                              $5,624,375
                                                               -----------
Banks and Credit Companies -- 0.8%
First Interstate Bancorp                            5,000     $  645,000
                                                               -----------
Building
Atlantic Gulf Communities Corp.*                      250     $    1,719
Atlantic Gulf Communities Corp., Warrants*          2,824             88
                                                               -----------
                                                              $    1,807
                                                               -----------
Business Services -- 2.2%
ADT Ltd.*                                          75,000     $1,050,000
Technology Solutions Co.*                          50,100        826,650
                                                               -----------
                                                              $1,876,650
                                                               -----------
Cellular Telephones -- 0.6%
AirTouch Communications, Inc.*                     16,000     $  456,000
                                                               -----------
Chemicals -- 0.6%
Uniroyal Chemical Corp.*                           60,000     $  457,500
                                                               -----------
Computer Software -- Systems -- 6.2%
Adobe Systems, Inc.                                24,300     $1,385,100
BMC Software, Inc.*                                50,000      1,781,250
Compuware Corp.*                                   35,100        798,525
Sybase, Inc.*                                      31,900      1,252,075
                                                               -----------
                                                              $5,216,950
                                                               -----------
Conglomerates -- 2.8%
Insilco Corp.*                                     70,030     $2,337,251
                                                               -----------
Consumer Goods and Services -- 5.1%
Philip Morris Cos., Inc.                           10,000     $  845,000
RJR Nabisco Holdings Corp.                         35,000      1,076,250
Thermadyne Holdings Corp.*                         22,811        396,341
Tyco International Ltd.                            15,000        911,250
Westpoint Stevens, Inc.*                           50,000      1,056,250
                                                               -----------
                                                              $4,285,091
                                                               -----------
Containers -- 0.4%
Atlantis Plastics, Inc., "A"*                      83,200     $  332,800
                                                               -----------
Defense Electronics -- 1.4%
Loral Corp.                                        40,000     $1,185,000
                                                               -----------
Electrical Equipment -- 1.0%
Honeywell, Inc.                                    20,000     $  840,000
                                                               -----------
U.S. Stocks -- continued
Electronics -- 2.3%
Cypress Semiconductor Corp.*                       10,000     $  352,500
Intel Corp.                                        22,800      1,593,150
                                                               -----------
                                                              $1,945,650
                                                               -----------
Entertainment -- 11.4%
Argosy Gaming Co.*                                 62,400     $  577,200
Casino America, Inc.*                              57,100        399,700
Citicasters, Inc.*                                 45,000      1,389,375
Harrah's Entertainment, Inc.                      159,400      3,945,150
Heritage Media Corp., "A"*                         30,000        832,500
New World Communications Group, Inc., "A"*         62,219      1,026,614
Palace Casinos, Inc., Warrants*                    12,000            120
Sam Houston Race Park Equity, Inc.*                    63            315
Sam Houston Race Park, Inc., Warrants*              1,700              0
Showboat, Inc.                                     60,000      1,440,000
Spectra Vision, Inc.*                              22,500          1,406
                                                               -----------
                                                              $9,612,380
                                                               -----------
Financial Institutions -- 4.3%
Allmerica Financial Corp.*                          1,100     $   27,637
Federal Home Loan Mortgage Corp.                   35,000      2,423,750
Student Loan Marketing Assn.                       20,000      1,177,500
                                                               -----------
                                                              $3,628,887
                                                               -----------
Forest and Paper Products -- 1.0%
Consolidated Papers, Inc.                          14,000     $  801,500
Fort Howard Corp.                                     500          8,375
                                                               -----------
                                                              $  809,875
                                                               -----------
Insurance -- 1.1%
Prudential Reinsurance Holdings, Inc.              46,500     $  947,438
                                                               -----------
Machinery -- 1.3%
Ingersoll-Rand Co.                                 25,000     $  884,375
York International Corp.                            4,500        196,875
                                                               -----------
                                                              $1,081,250
                                                               -----------
Medical and Health Technology and Services -- 5.6%
Beverly Enterprises*                               46,200     $  542,850
OrNda Healthcorp., Inc.*                          121,000      2,132,625
Pacificare Health Systems, Inc., "B"*              20,000      1,455,000
Regency Health Services, Inc.*                     65,000        609,375
                                                               -----------
                                                              $4,739,850
                                                               -----------
Oils -- 0.7%
Union Pacific Resources Group, Inc.*               27,400     $  623,350
                                                               -----------
Photographic Products -- 1.1%
Eastman Kodak Co.                                  15,000     $  939,375
                                                               -----------
Printing and Publishing -- 1.3%
Pulitzer Publishing Co.                            24,625     $1,114,281
                                                               -----------

                                      5

Portfolio of Investments -- continued

Common Stocks and Warrants -- continued
 Issuer                                           Shares        Value
U.S. Stocks -- continued
Railroad -- 0.7%
Wisconsin Central Transportation Corp.*            10,000     $   602,500
                                                               -----------
Restaurants and Lodging -- 5.6%
Brinker International, Inc.*                       55,900     $   677,787
Hometown Buffet, Inc.                              14,000         183,750
Promus Hotel Corp.*                               124,700       2,743,400
Renaissance Hotel Group                             4,600          89,700
Showbiz Pizza Time, Inc.*                          84,900       1,040,025
                                                               -----------
                                                              $ 4,734,662
                                                               -----------
Special Products and Services -- 3.0%
Gillett Holdings, Inc.*+                           37,656     $   790,776
IMO Industries, Inc.*                             100,400         589,850
Memorex Telex N.V., ADR*                               90              79
Spreckels Industries, Inc.*                       125,000       1,140,625
                                                               -----------
                                                              $ 2,521,330
                                                               -----------
Stores -- 5.4%
Carson Pirie Scott & Co.*                          55,000     $   928,125
Federated Department Stores, Inc.*                 40,000       1,015,000
Finlay Enterprises, Inc.*                           1,333          18,329
National Convenience Stores, Inc.*                106,900       2,619,050
                                                               -----------
                                                              $ 4,580,504
                                                               -----------
Telecommunications -- 1.1%
Cabletron Systems, Inc.*                           12,000     $   943,500
                                                               -----------
Utilities -- Telephone -- 1.0%
MCI Communications Corp.                           35,000     $   872,812
                                                               -----------
  Total U.S. Stocks                                           $66,186,218
                                                               -----------
Foreign Stocks -- 2.5%
Canada -- 1.2%
Rogers Communications, Inc., "B"
  (Telecommunications)*                           100,000     $   976,562
                                                               -----------
Hong Kong -- 1.3%
Semi Tech (Global) Ltd. (Electronics)*            721,916     $ 1,129,920
Wang-Talon (Financial Institutions)*                  400               0
                                                               -----------
                                                              $ 1,129,920
                                                               -----------
  Total Foreign Stocks                                        $ 2,106,482
                                                               -----------
  Total Common Stocks and Warrants
    (Identified Cost, $56,424,692)                            $68,292,700
                                                               -----------
Preferred Stocks -- 2.0%
Canada -- 0.5%
Gulf Canada Resources Ltd. (Chemicals)*           164,300     $   451,825
                                                               -----------
United Kingdom -- 0.6%
Signet Group PLC (Stores)*                             10     $  500,000
                                                               -----------
Preferred Stocks -- continued
United States -- 0.9%
Granite Broadcasting, Cv.                          15,000     $   772,500
                                                               -----------
  Total Preferred Stocks
    (Identified Cost, $1,969,832)                             $ 1,724,325
                                                               -----------
Bonds -- 15.9%
                                                Principal
                                                   Amount
                                                     (000
                                                  Omitted)
Aerospace -- 2.2%
CHC Helicopter Corp., 11.5s, 2002              $    1,000     $   882,500
Haynes International, Inc., 11.25s, 1998            1,000         945,000
                                                               -----------
                                                              $ 1,827,500
                                                               -----------
Airlines -- 0.3%
Continental Airlines, Inc., Liquidating Trust,
  11.75s, 1995**                               $    3,975     $   218,625
                                                               -----------
Building -- 0.6%
Atlantic Gulf Communities Corp., 12s, 1996     $      374     $   329,228
Atlantic Gulf Communities Corp., 13s, 1998            402         210,810
                                                               -----------
                                                              $   540,038
                                                               -----------
Entertainment -- 0.4%
Maritime Group Ltd., 13.5s, 1997**             $    1,106     $   243,388
Sam Houston Race Park, Inc., 11s, 2001**              213          96,794
                                                               -----------
                                                              $   340,182
                                                               -----------
Financial Institutions -- 3.3%
GPA Holland B.V., 9.875s, 2001                 $    1,000     $   836,168
Tiphook Finance Corp., 8s, 2000                     2,542       1,982,760
                                                               -----------
                                                              $ 2,818,928
                                                               -----------
Oils -- 1.0%
Mesa Capital Corp., 0s to 1995, 12.75s to 1998* $      900    $   816,750
                                                               -----------
Restaurants and Lodging -- 0.6%
Shoney's, Inc., 0s, 2004                       $    1,000     $   465,000
                                                               -----------
Stores -- 6.1%
Finlay Enterprises, Inc., 0s, 2005*            $    1,000     $   690,000
Wherehouse Entertainment, Inc., 13s, 2002**         2,250         405,000
Woodward & Lothrop, Inc., 14.75s, 1995**            6,750       4,050,000
                                                               -----------
                                                              $ 5,145,000
                                                               -----------
Telecommunications -- 1.4%
Echostar Communications Co., 0s, 2004          $    2,000     $ 1,210,000
                                                               -----------
  Total Bonds
    (Identified Cost, $13,611,545)                            $13,382,023
                                                               -----------

                                                                Principal
                                                                 Amount
                                                                  (000
Issuer                                                          Omitted)         Value
Repurchase Agreement -- 0.7%
Prudential Bache, dated 10/31/95, due 11/01/95, total to
  be received $586,094 (secured by $635,000 U.S. Treasury
  Bills, due 10/17/96, market value $603,250), at Cost            $586        $   586,000
                                                                                ----------
    Total Investments
    (Identified Cost, $72,592,069)                                            $83,985,048
                                                                                ----------
Other Assets, Less
  Liabilities -- 0.3%                                                         $   257,553
                                                                                ----------
   Net Assets -- 100.0%                                                       $84,242,601
                                                                                ==========

   * Non-income producing security.
  ** Non-income producing security -- in default.
   + Restricted security.

Statement of Assets and Liabilities -- October 31, 1995

Assets:
 Investments, at value (identified cost, $72,592,069)                         $83,985,048
 Cash                                                                                 352
 Receivable for investments sold                                                  384,748
 Interest and dividends receivable                                                187,074
 Other assets                                                                       1,000
                                                                               ----------
  Total assets                                                                $84,558,222
                                                                               ----------
Liabilities:
 Distributions payable                                                        $   200,873
 Payable to affiliates --
  Management fee                                                                    5,122
  Transfer agent fee                                                                2,000
 Accrued expenses and other liabilities                                           107,626
                                                                               ----------
  Total liabilities                                                           $   315,621
                                                                               ----------
Net assets                                                                    $84,242,601
                                                                               ==========
Net assets consist of:
 Paid-in capital                                                              $74,423,001
 Unrealized appreciation on investments and translation of assets and
  liabilities in foreign currencies                                            11,393,020
 Accumulated distributions in excess of net realized gain on investments
  and foreign currency transactions                                              (359,568)
 Accumulated distributions in excess of net investment income                  (1,213,852)
                                                                               ----------
  Total                                                                       $84,242,601
                                                                               ==========
Shares of beneficial interest outstanding                                       6,049,338
                                                                               ==========
Net asset value per share (net assets / shares of beneficial interest
  outstanding)                                                                $     13.93
                                                                               ==========

                      See notes to financial statements

Statement of Operations -- Year Ended October 31, 1995

Net investment income:
 Income --
  Interest                                                                $ 1,631,238
  Dividends                                                                   575,466
  Foreign taxes withheld                                                      (19,291)
                                                                          ----------
   Total investment income                                                $ 2,187,413
                                                                          ----------
Expenses --
 Management fee                                                           $   608,087
 Trustees' compensation                                                       100,073
 Transfer and dividend disbursing agent fee                                    26,603
 Auditing fees                                                                 54,663
 Custodian fee                                                                 32,924
 Legal fees                                                                    30,478
 Printing                                                                      24,494
 Postage                                                                        7,420
 Amortization of organization expenses                                          1,832
 Miscellaneous                                                                113,433
                                                                          ----------
  Total expenses                                                          $ 1,000,007
 Fees paid indirectly                                                         (14,155)
                                                                          ----------
  Net expenses                                                            $   985,852
                                                                          ----------
   Net investment income                                                  $ 1,201,561
                                                                          ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) --
  Investment transactions                                                 $ 6,956,210
  Foreign currency transactions                                                  (731)
                                                                          ----------
   Net realized gain on investments and foreign currency transactions     $ 6,955,479
                                                                          ----------
Change in unrealized appreciation --
 Investments                                                              $ 6,130,342
 Translation of assets and liabilities in foreign currencies                       39
                                                                          ----------
  Net unrealized gain on investments                                      $ 6,130,381
                                                                          ----------
   Net realized and unrealized gain on investments and foreign
    currency                                                              $13,085,860
                                                                          ----------
    Increase in net assets from operations                                $14,287,421
                                                                          ==========

                      See notes to financial statements

Statement of Changes in Net Assets                                                            Year Ended October 31,
                                                                                           ----------------------------
Increase (decrease) in net assets:                                                               1995             1994
                                                                                            ----------     ------------
From operations --
 Net investment income                                                                    $  1,201,561     $  1,042,578
 Net realized gain on investments and foreign currency transactions                          6,955,479        3,740,071
 Net unrealized gain (loss) on investments and foreign currency translation                  6,130,381       (1,741,963)
                                                                                            ----------     ------------
  Increase in net assets from operations                                                  $ 14,287,421     $  3,040,686
                                                                                            ----------     ------------
Distributions declared to shareholders --
 From net investment income                                                               $ (1,201,561)    $ (1,042,578)
 From net realized gain on investments and foreign currency transactions                    (6,885,011)     (13,706,194)
 In excess of net investment income                                                            (64,628)        (938,503)
 In excess of net realized gain on investments and foreign currency transactions               --              (562,127)
 From paid-in capital                                                                       (3,030,266)      (5,186,565)
                                                                                            ----------     ------------
  Total distributions declared to shareholders                                            $(11,181,466)    $(21,435,967)
                                                                                            ----------     ------------
Trust share (principal) transactions --
 Net asset value of shares issued to shareholders in reinvestment of distributions        $  1,157,752     $  1,442,636
                                                                                            ----------     ------------
  Increase in net assets from Trust share transactions                                    $  1,157,752     $  1,442,636
                                                                                            ----------     ------------
   Total increase (decrease) in net assets                                                $  4,263,707     $(16,952,645)
Net assets:
 At beginning of period                                                                     79,978,894       96,931,539
                                                                                            ----------     ------------
 At end of period (including accumulated distributions in excess of net investment
  income of $1,213,852 and $1,543,759, respectively)                                      $ 84,242,601     $ 79,978,894
                                                                                            ==========     ============

                      See notes to financial statements

Financial Highlights

Per share data (for a share outstanding throughout
  each period):                                                              Year Ended October 31,
                                                           ----------------------------------------------------------
                                                           1995      1994      1993      1992      1991         1990*
                                                            ----      ----      ----      ----      ----     --------
Net asset value -- beginning of period                  $ 13.40   $ 16.49   $ 14.82   $ 14.90   $ 11.66     $ 13.95
                                                            ----      ----      ----      ----      ----     --------
Income from investment operations(#) --
 Net investment income                                  $  0.20   $  0.18   $  0.67   $  0.77   $  0.90     $  1.04
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions            2.18      0.35      3.13      1.09      3.99       (1.95)
                                                            ----      ----      ----      ----      ----     --------
  Total from investment operations                      $  2.38   $  0.53   $  3.80   $  1.86   $  4.89     $ (0.91)
                                                            ----      ----      ----      ----      ----     --------
Less distributions declared to shareholders --
 From net investment income                             $ (0.20)  $ (0.18)  $ (0.67)  $ (0.77)  $ (0.90)    $ (1.04)
 From net realized gain on investments and foreign
  currency transactions                                   (1.14)    (2.31)    (1.44)    (1.17)    (0.75)       --
 In excess of net investment income                       (0.01)    (0.16)    (0.02)     --        --          --
 In excess of net realized gains and foreign currency
  transactions                                             --       (0.09)     --        --        --          --
 From paid-in capital                                     (0.50)    (0.88)     --        --        --         (0.34)
                                                            ----      ----      ----      ----      ----     --------
  Total distributions declared to shareholders          $ (1.85)  $ (3.62)  $ (2.13)  $ (1.94)  $ (1.65)    $ (1.38)
                                                            ====      ====      ====      ====      ====     ========
Net asset value -- end of period                        $ 13.93   $ 13.40   $ 16.49   $ 14.82   $ 14.90     $ 11.66
                                                            ====      ====      ====      ====      ====     ========
Per share market value -- end of period                 $ 16.50   $14.875   $17.500   $14.750   $14.250     $10.125
                                                            ====      ====      ====      ====      ====     ========
Total return                                              26.06%     6.75%    35.98%    17.66%    59.90%     (25.53)%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                                1.26%     1.20%     1.22%     1.35%     1.37%       1.40%+
 Net investment income                                     1.52%     1.20%     4.32%     5.16%     7.97%       8.65%+
Portfolio turnover                                           92%       75%      151%      175%      327%        237%
Net assets at end of period (000 omitted)               $84,243   $79,979   $96,932   $86,276   $85,978     $69,393

* For the period from the commencement of investment operations, November 24, 1989 to October 31, 1990.
+ Annualized.
# Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Trust's expenses are calculated without reduction for fees paid indirectly.

                      See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Special Value Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

(2) Significant Accounting Policies

Investment Valuations -- Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements -- The Trust may enter into repurchase agreements with institutions that the Trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Trust requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Trust to obtain those securities in the event of a default under the repurchase agreement. The Trust monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Trust under each such repurchase agreement.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses -- Costs incurred by the Trust in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Trust.

Forward Foreign Currency Exchange Contracts -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.

dollar. The Trust will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for both financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Trust at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly -- The Trust's custodian bank calculates its fee based on the Trust's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Trust files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gains reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, accumulated distributions in excess of net investment income were decreased by $3,424,801, accumulated distributions in excess of net realized gain were increased by $394,535, and paid-in capital was decreased by $3,030,266.

(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.68% of average daily net assets and 3.4% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain of the officers and Trustees of the Trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,573 for the year ended October 31, 1995.

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust under an agreement which provides that the Trust will pay MFSC an account maintenance fee and a dividend services fee and will reimburse MFSC for reasonable out-of-pocket expenses. The account maintenance fee is computed as follows:

Total Number of Accounts       Annual Account Fee
--------------------------      -------------------
Less than 75,000                      $9.00
75,000 and over                       $8.00

The dividend services fee is $0.75 per dividend reinvestment and $0.75 per cash infusion.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, aggregated $68,367,188 and $73,249,484, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                   $72,750,764
                                                 =============
Gross unrealized appreciation                    $17,202,756
Gross unrealized depreciation                     (5,968,472)
                                                 -------------
Net unrealized appreciation                      $11,234,284
                                                 =============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                                                              Year Ended October 31,
                                                                --------------------------------------------------
                                                                         1995                       1994
                                                                --------------------------------------------------
                                                                 Shares       Amount       Shares        Amount
------------------------------------------------------------     ---------    ---------    ---------   -----------
Shares issued to shareholders in reinvestment of
  distributions                                                  81,592     $1,157,752     91,128      $1,442,636
                                                                   -------      -------     -------     ---------
 Net increase                                                    81,592     $1,157,752     91,128      $1,442,636
                                                                   =======      =======     =======     =========

(6) Quarterly Financial Information (Unaudited)

                                                                 Net Realized and
                                                                 Unrealized Gain       Net Increase (Decrease)
                                           Net Investment             (Loss)           in Net Assets Resulting
Quarterly Period    Investment Income          Income             on Investments           from Operations
----------------     -----------------    -----------------    ---------------------   -----------------------
                                  Per                  Per                     Per                      Per
Fiscal 1995          Amount     Share     Amount     Share      Amount        Share      Amount        Share
----------------     ---------    ----    ---------    ----    -----------    ------    -----------   --------
January 31, 1995   $  615,546   $0.10   $  381,915   $0.06    $(5,292,400)   $(0.87)   $(4,910,485)    $(0.81)
April 30, 1995        512,511    0.09      274,710    0.05      5,876,288      0.98      6,150,998       1.03
July 31, 1995         577,488    0.10      338,367    0.06      8,556,252      1.42      8,894,619       1.48
October 31, 1995      481,868    0.08      206,569    0.03      3,945,720      0.65      4,152,289       0.68
                       -------   ----      -------   -----      ---------      ----      ---------     ------
                   $2,187,413   $0.37   $1,201,561   $0.20    $13,085,860    $ 2.18    $14,287,421     $ 2.38
                       =======   ====      =======   =====      =========      ====      =========     ======
Fiscal 1994
----------------
January 31, 1994   $  418,295   $0.07   $  157,926   $0.03    $ 6,037,299    $ 1.03    $ 6,195,225     $ 1.05
April 30, 1994        538,776    0.09      261,617    0.04     (6,860,849)    (1.15)    (6,599,232)     (1.10)
July 31, 1994         719,003    0.12      463,894    0.08         71,324      0.01        535,218       0.09
October 31, 1994      407,170    0.07      159,141    0.03      2,750,334      0.46      2,909,475       0.49
                       -------   ----      -------   -----      ---------      ----      ---------     ------
                   $2,083,244   $0.35   $1,042,578   $0.18    $ 1,998,108    $ 0.35    $ 3,040,686     $ 0.53
                       =======   ====      =======   =====      =========      ====      =========     ======

(7) Line of Credit

The Trust entered into an agreement which enables it to participate with other trusts managed by MFS, or an affiliate of MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the acquisition of Treasury shares. Interest is charged to each trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating trusts at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1995 was $1,091.

(8) Restricted Securities

The Trust may invest not more than 20% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Trust owned the following restricted security (constituting 0.94% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such security be registered. The value of this security is determined by a valuation supplied by a pricing service or broker or, if not available, in good faith by or at the direction of the Trustees.

                           Date of     Share
Description             Acquisition   Amount     Cost       Value
---------------------     ----------    -----    -------   --------
Gillett Holdings, Inc.     10/08/92    37,656   $358,400    $790,776
                                                             ======

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of MFS Special Value Trust:

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust, including the schedule of portfolio investments, as of October 31, 1995 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended October 31, 1993 and for the period from November 24, 1989 (commencement of investment operations) to October 31, 1990 were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Special Value Trust at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          /s/Ernst & Young LLP
Boston, Massachusetts
December 8, 1995

MFS(R) Special Value Trust

Trustees
A. Keith Brodkin*
Chairman and President

Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), Massachusetts
Financial Services Company;
Director, Cambridge Bancorp;
Director, Cambridge Trust Company

Marshall N. Cohan(1)
Private Investor

Lawrence H. Cohn, M.D.(2)
Chief of Cardiac Surgery,
Brigham and Women's Hospital;
Professor of Surgery,
Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
Chief Executive Officer,
Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield
& Son Ltd.

Abby M. O'Neill(2)
Private Investor;
Director, Rockefeller Financial
Services, Inc. (investment adviser)

Walter E. Robb, III(1)
President and Treasurer,
Benchmark Advisors, Inc.
(corporate financial consultants);
President, Benchmark
Consulting Group, Inc.
(office services);
Trustee, Landmark Funds
(mutual funds)

Arnold D. Scott*
Senior Executive Vice President,
Director and Secretary,
Massachusetts Financial
Services Company

Jeffrey L. Shames*
President and Director,
Massachusetts Financial
Services Company

J. Dale Sherratt(1)
President, Insight Resources, Inc.
(acquisition planning specialists)

Ward Smith(1)
Former Chairman (until 1994),
NACCO Industries;
Director, Sundstrand Corporation

*Affiliated with the Investment Adviser
(1)Member of Audit Committee
(2)Member of Portfolio Trading Committee

Portfolio Manager
Robert J. Manning*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar and Dividend
Disbursing Agent
MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Ernst & Young llp

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741
                                                           MSVCE-2 12/95 16.8M

[front cover]

[MFS logo]MFS ((SM))
THE FIRST NAME IN MUTUAL FUNDS

MFS((R)) Special Value Trust

Annual Report
October 31, 1995

[photo silhouette of two people talking]

APPENDIX

MFS Special Value Trust

Front cover
[A photo of two people talking.]